UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 27, 2022

Date of Report (Date of earliest event reported)

Equillium, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38692	82-1554746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa Suite 105 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 27, 2022, Equillium, Inc. (“Equillium,” “the Company,” “we,” “us,” or “our”) reported interim results from the Type B portion of the EQUALISE study evaluating itolizumab, a first-in-class anti-CD6 monoclonal antibody selectively targeting the CD6-ALCAM pathway, in patients with lupus nephritis (“LN”).

The Type B portion of the EQUALISE study in patients with active proliferative LN is evaluating the safety, tolerability and clinical activity of subcutaneous delivery of itolizumab. Patients must present with greater than 1 gram of proteinuria and positive biopsy to be eligible for the study. During the 24-week treatment period, patients receive a subcutaneous dose of 1.6 mg/kg every two weeks, with follow up out to 36 weeks. Consistent with standard of care, patients on study also receive 2-3 g/day of mycophenolate mofetil/mycophenolic acid (MMF/MPA), and patients may receive pulse systemic corticosteroids that are rapidly tapered.

For this interim analysis, 13 subjects have been enrolled and dosed, with 11 subjects reaching at least 12 weeks of treatment and 6 subjects reaching 28 weeks or the end of study (“EOS”). Based on published guidelines for the management of lupus nephritis from the European League Against Rheumatism (“EULAR”) and European Renal Association-European Dialysis and Transplant Association (“ERA-EDTA”), clinical activity assessments in this study are focused on the change in urine protein creatinine ratio (“UPCR”) from baseline; proportion of apLN subjects with a complete response (CR), defined as 50% or greater reduction in UPCR and less than 0.5-0.7 g/g; and proportion of subjects achieving a partial response (PR), defined as 50% or greater reduction in UPCR.

Key findings from the interim analysis of the Type B portion of the EQUALISE study in lupus nephritis:

•	Subjects were highly proteinuric: baseline mean UPCR of 5.8 g/g

•	Clinically meaningful responses were observed:

•	By week 28 (or EOS):

•	3 of 6 (50%) subjects achieved CR (UPCR < 0.7 g/g)

•	2 of 6 (33%) subjects achieved PR (UPCR > 50% reduction)

•	4 of 6 (67%) subjects achieved greater than 80% reduction in UPCR

•	In all subjects receiving more than one dose:

•	8 of 12 (67%) subjects achieved greater than 50% reduction in UPCR

•	Average reduction of 60% in UPCR (over 3g of proteinuria)

•	Subjects titrated steroid dose to < 7.5 mg/day consistent with EULAR/ERA-EDTA recommendations

•	Itolizumab was generally safe and well tolerated with no drug related serious adverse events or treatment discontinuations

Data reported from the Type B portion of the EQUALISE study are preliminary and subject to change as more patient data become available.

Top-line data from the Type B portion of the EQUALISE study in patients with lupus nephritis is expected to be announced mid-2023.

In connection with the report of the interim results from the EQUALISE study, the Company referred to the presentation attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Where You Can Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with our pending acquisition of Metacrine, Inc. (“Metacrine”), we will file a registration statement on Form S-4 containing a joint proxy statement/prospectus of the Company and Metacrine and other documents concerning the proposed merger with Metacrine with the Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT US, METACRINE AND THE PROPOSED MERGER. Investors may obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed by us and Metacrine with the SEC at the SEC’s website at www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and our other SEC filings are also available on our website at http://www.equilliumbio.com/.

The Company, Metacrine and their respective directors, executive officers, certain members of management and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies with respect to the proposed merger. Information regarding our officers and directors is included in our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 13, 2022 with respect to its 2022 Annual Meeting of Stockholders. Information regarding Metacrine’s officers and directors is included in Metacrine’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 7, 2022 with respect to its 2022 Annual Meeting of Stockholders. This document is available free of charge at the SEC’s website at www.sec.gov or by going to Metacrine’s Investors page on its corporate website at www.metacrine.com. This document is available free of charge at the SEC’s website at www.sec.gov or by going to our Investors page on its corporate website at www.equilliumbio.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, which may differ from the interests of our or Metacrine’s stockholders generally, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that relate to future results and events may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of Equillium. Such statements include, but are not limited to the potential benefit of treating patients with lupus/lupus nephritis with itolizumab, Equillium’s plans and expected timing for developing itolizumab including the expected timing of initiating, completing and announcing further results from the EQUALISE study, the potential for any of Equillium’s ongoing or planned clinical studies to show safety or efficacy, and Equillium’s plans and expected timing for developing its product candidates and potential benefits of its product candidates. Risks that contribute to the uncertain nature of the forward-looking statements include: the risk that interim results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; uncertainties related to the abilities of the leadership team to perform as expected; Equillium’s ability to execute its plans and strategies; risks related to performing clinical studies potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the risk that studies will not be completed as planned; Equillium’s plans and product development, including the initiation and completion of clinical studies and the reporting of data therefrom; whether the results from clinical studies will validate and support the safety and efficacy of Equillium’s product candidates; changes in the competitive landscape; uncertainties related to Equillium’s capital requirements; having to use cash in ways or on timing other than expected and the impact of market volatility on cash reserves; the ability of Equillium to consummate the transaction with Metacrine, and economic, business, competitive, and/or regulatory factors affecting the business of Equillium generally. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and “Management’s Discussion and Analysis of financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other and SEC filings and reports, which may be accessed for free by visiting EDGAR on the SEC web site at http://www.sec.gov and on Equillium’s website under the heading “Investors.” Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. All forward-looking statements contained in this Current Report speak only as of the date on which they were made. Equillium undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equillium, Inc.

Dated: September 27, 2022

	By:	/s/ Bruce Steel
Bruce Steel
Chief Executive Officer